                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ MARGARET G. DYER
----------------------------------
      Margaret G. Dyer
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/   JOHN C. LOUNDS
------------------------------
      John C. Lounds
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ J. KEVIN MCCARTHY
----------------------------------
      J. Kevin McCarthy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ STEVEN C. VERNEY
-----------------------------------
      Steven C. Verney
      Director & Vice President
      (Principal Financial Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ MARLA G. FRIEDMAN
-----------------------------------
      Marla G. Friedman
      Director & Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ KENNETH R. O'BRIEN
-----------------------------------
      Kenneth R. O'Brien
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ PATRICIA W. WILSON
-----------------------------------
      Patricia W. Wilson
      Director & Assistant Vice President